UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 13, 2021
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01     Regulation FD Disclosure

On April 13, 2021, NovoCure Limited (the "Company" or "Novocure"), issued a press release announcing an update regarding its phase 3 pivotal LUNAR trial of Tumor Treating Fields (TTFields) in stage 4 non-small cell lung cancer (NSCLC) following platinum failure. Following a routine review of the study by an independent data monitoring committee (DMC), Novocure was informed that the pre-specified interim analysis for the LUNAR trial would be accelerated given the length of accrual and the number of events observed, to date. The interim analysis included data from 210 patients accrued to the LUNAR trial through February 2021. After review of the interim analysis report, the DMC concluded that the LUNAR trial should continue with no evidence of increased systemic toxicity.

The DMC also stated that it is likely unnecessary and possibly unethical for patients randomized to the control arm to continue accrual to 534 patients with 18 months follow-up. The DMC recommended a reduced sample size of approximately 276 patients with 12 months follow-up which it believes will provide sufficient overall power for both primary and secondary endpoints. The DMC recommended no other changes to the design of the trial. Novocure remains blinded to all data.

Novocure has notified the U.S. Food and Drug Administration (FDA) of the DMC recommendations and of its intent to submit an Investigational Device Exemption (IDE) supplement incorporating the recommended protocol adjustments.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited dated April 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: April 13, 2021

By: /s/ Ashley Cordova
Name: Ashley Cordova
Title: Chief Financial Officer